EXHIBIT 99.2
FUNDS FROM OPERATIONS — SIERRA PACIFIC RESOURCES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
Sierra Pacific Resources
Funds From Operations (FFO)

									LTM ended
	Nine months ended September 30,		Year ended December 31,						September 30,
	2006	2005	2005		2004		2003		2006
Net Income (Loss)	$253,665	$63,508	$86,137		$32,471		$(136,629)		$276,294

Non-Cash items included in net income
Depreciation and amortization	170,113	159,949	214,662		205,647		191,259		224,826
Deferred taxes and deferred investment tax credit	122,062	31,362	41,609		33,690		(50,724)		132,309
AFUDC	(26,518)	(31,529)	(45,013)		(14,536)		(11,741)		(40,002)
Deferred Energy Costs Disallowed	—	—	—		1,586		90,964		—
Goodwill Impairment	—	—	—		11,695		—		—
Early retirement and severance amortization	—	—	—		—		2,786		—
Unrealized loss on derivative instrument	—	—	—		—		46,065		—
Impairment of assets of subsidiary	—	—	—		—		32,911		—
Loss on disposal of discontinued operations	—	—	—		2,346		9,555		—
Plant Costs disallowed	—	—	—		47,092		—		—
Reinstatement of deferred Energy Costs	(178,825)								(178,825)
Carrying Charge on Lenzie Plant	(26,957)								(26,957)
Other non-cash	(27,326)	(33,018)	(4,119)		(27,353)		(7,131)		1,573

Funds from Operations (Before Deferred Energy Costs)	286,214	190,272	293,276		292,638		167,315		389,218

Amortization Deferred energy costs — electric	130,279	140,554	188,221		265,418		250,134		177,946
Amortization Deferred energy costs — gas	4,773	(486)	1,446		3,242		13,095		6,705
Deferral of energy costs — electric plus terminated suppliers	(75,599)	(179,917)	(241,103	)(1)	(147,589)		(179,826)		(136,785)
Deferral of energy costs — gas	1,897	(902)	(2,519)		(7,480)		2,592		280
Payment to terminating supplier	(65,368)	—	—		—		—		(65,368)
Proceeds from claim on terminating supplier	41,365	—	—		—		—		41,365

Adjusted Funds from Operations	$323,561	$149,521	$239,321		$406,229		$253,310		$413,361

Long-term Debt	4,162,341	3,734,822	3,817,122		4,081,281		3,579,674		4,162,341
Current maturities of long term debt plus short-term borrowings	41,051	278,804	58,909		8,491		243,970		41,051

Total Debt	$4,203,392	$4,013,626	$3,876,031		$4,089,772		$3,823,644		$4,203,392

Preferred Stock	—	50,000	50,000		50,000		50,000		—

Net interest expense	228,670	236,957	284,927		306,427		366,282		276,640
AFUDC	12,869	17,283	24,691		8,587		5,976		20,277

Adjusted Interest Expense	$241,539	$254,240	$309,618		$315,014		$372,258		$296,917

Debt/Funds from operations			13.22	x	13.98	x	22.85	x	10.80	x
Debt/adjusted FFO			16.20	x	10.07	x	15.09	x	10.17	x
Funds from Operations Interest Coverage			1.95	x	1.93	x	1.45	x	2.31	x
Adjusted Funds From Operations Interest Coverage			1.77	x	2.29	x	1.68	x	2.39	x
Common shareholders equity			$2,060,154		$1,498,616		$1,435,394		$2,593,013
Total Capitalization			$5,986,185		$5,638,388		$5,309,038		$6,796,405
Debt/Capitalization			64.75%		72.53%		72.02%		61.85%

(1)	For 2005, deferral of energy costs electric plus terminated suppliers does not include the non-cash net change in deferred energy of $218 million associated primarily with the November 2005 settlement with Enron.

FUNDS FROM OPERATIONS — NEVADA POWER COMPANY
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
Nevada Power Company
Funds From Operations (FFO)

									LTM ended
	Nine months ended September 30,		Year ended December 31,						September 30,
	2006	2005	2005		2004		2003		2006
Net Income (Loss)	$236,273	$112,408	$132,734		$104,312		$19,277		$256,599
Non-Cash items included in net income									—
Depreciation and amortization	104,076	92,421	124,098		118,841		109,655		135,753
Deferred taxes and deferred investment tax credit	113,015	52,680	86,910		57,066		2,710		147,245
AFUDC	(20,190)	(29,171)	(41,870)		(9,969)		(5,545)		(32,889)
Deferred Energy Costs Disallowed	—	—	—		1,586		45,964		—
Plant Costs disallowed	—	—	—		—		—		—
Reinstatement of deferred Energy Costs	(178,825)								(178,825)
Carrying Charge on Lenzie Plant	(26,957)								(26,957)
Other non-cash	(26,129)	(22,201)	(7,433)		(44,149)		(8,962)		(11,361)
Funds from Operations (Before Deferred Energy Costs)	201,263	206,137	294,439		227,687		163,099		289,565

Amortization Deferred energy costs	95,830	108,480	131,471		228,765		204,610		118,821
Deferral of energy costs plus terminated suppliers	(58,158)	(137,048)	(186,338	)(1)	(112,992)		(131,591)		(107,448)
Payment to terminating supplier	(37,410)	—	—		—		—		(37,410)
Proceeds from claim on terminating supplier	26,391	—	—		—		—		26,391
Adjusted Funds from Operations	$227,916	$177,569	$239,572		$343,460		$236,118		$289,919

Long-term Debt	2,429,256	2,113,370	2,214,063		2,275,690		1,899,709		2,429,256
Current maturities of long term debt	18,651	6,404	6,509		6,091		135,570		18,651

Total Debt	$2,447,907	$2,119,774	$2,220,572		$2,281,781		$2,035,279		$2,447,907

Net interest expense	134,063	118,350	134,657		137,388		190,472		150,370
AFUDC	10,050	16,154	23,187		5,738		2,700		17,083

Adjusted Interest Expense	$144,113	$134,504	$157,844		$143,126		$193,172		$167,453

Debt/Funds from operations			7.54	x	10.02	x	12.48	x	8.45	x
Debt/adjusted FFO			9.27	x	6.64	x	8.62	x	8.44	x
Funds from Operations Interest Coverage			2.87	x	2.59	x	1.84	x	2.73	x
Adjusted Funds From Operations Interest Coverage			2.52	x	3.40	x	2.22	x	2.73	x
Common shareholders equity			$1,762,089		$1,436,788		$1,174,645		$2,166,719
Total Capitalization			$3,982,661		$3,718,569		$3,209,924		$4,614,626
Debt/Capitalization			55.76%		61.36%		63.41%		53.05%

(1)	For 2005, deferral of energy costs electric plus terminated suppliers does not include the non-cash net change in deferred energy of $155 million associated primarily with the November 2005 settlement with Enron.

FUNDS FROM OPERATIONS — SIERRA PACIFIC POWER COMPANY
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)
Sierra Pacific Power Company
Funds From Operations (FFO)

									LTM ended
									September
	Nine months ended September 30,		Year ended December 31,						30,
	2006	2005	2005		2004		2003		2006
Net Income (Loss)	$42,299	$38,894	$52,074		$18,577		$(23,275)		$55,479
Non-Cash items included in net income									—
Depreciation and amortization	66,037	67,534	90,569		86,806		81,514		89,072
Deferred taxes and deferred investment tax credit	(27,392)	(548)	209		11,640		(23,676)		(26,635)
AFUDC	(6,328)	(2,358)	(3,143)		(4,567)		(6,196)		(7,113)
Deferred Energy Costs Disallowed	—	—	—		—		45,000		—
Early retirement and severance amortization	—	—	—		—		2,786		—
Plant Costs disallowed	—	—	—		47,092		—		—
Other non-cash	2,470	(4,116)	318		474		(5,203)		6,904
Funds from Operations (Before Deferred Energy Costs)	77,086	99,406	140,027		160,022		70,950		117,707

Amortization Deferred energy costs — electric	34,449	32,074	56,750		36,653		45,524		59,125
Amortization Deferred energy costs — gas	4,773	(486)	1,446		3,241		13,095		6,705
Deferral of energy costs — electric plus terminated suppliers	(17,441)	(42,869)	(54,765	)(1)	(34,598)		(48,236)		(29,337)
Deferral of energy costs — gas	1,897	(902)	(2,519)		(7,480)		2,592		280
Payment to terminating supplier	(27,958)	—	—		—		—		(27,958)
Proceeds from claim on terminating supplier	14,974	—	—		—		—		14,974
Adjusted Funds from Operations	$87,780	$87,223	$140,939		$157,838		$83,925		$141,496

Long-term Debt	1,072,076	962,311	941,804		994,309		912,800		1,072,076
Current maturities of long term debt plus short-term borrowings	22,400	32,400	52,400		2,400		108,400		22,400

Total Debt	$1,094,476	$994,711	$994,204		$996,709		$1,021,200		$1,094,476

Preferred Stock	—	50,000	50,000		50,000		50,000		—

Net interest expense	54,833	54,206	69,067		62,831		96,093		69,694
AFUDC	2,819	1,129	1,504		2,849		3,276		3,194

Adjusted Interest Expense	$57,652	$55,335	$70,571		$65,680		$99,369		$72,888

Debt/Funds from operations			7.10	x	6.23	x	14.39	x	9.30	x
Debt/adjusted FFO			7.05	x	6.31	x	12.17	x	7.74	x
Funds from Operations Interest Coverage			2.98	x	3.44	x	1.71	x	2.61	x
Adjusted Funds From Operations Interest Coverage			3.00	x	3.40	x	1.84	x	2.94	x
Common shareholders equity			$727,777		$705,395		$593,771		$770,640
Total Capitalization			$1,771,981		$1,752,104		$1,664,971		$1,865,116
Debt/Capitalization			56.11%		56.89%		61.33%		58.68%
     (1) For 2005, deferral of energy costs electric plus terminated suppliers does not include the non-cash net change in deferred energy of $63 million associated primarily with the November 2005 settlement with Enron.